POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2019
Disclosure of post balance sheet events [Abstract]
POST BALANCE SHEET EVENTS
31.	POST BALANCE SHEET EVENTS

Decision to close Carlsbad manufacturing plant in 2020

The last number of years have seen a steady migration of customers away from using the Western Blot testing format for diagnosing Lyme in favour of alternative testing platforms.  Production volumes at our Carlsbad, California facility (which specialises in Western Blot manufacturing) have declined steadily to the extent that it no longer makes economic sense to continue.  Consequently, in the early part of 2020, management decided to close this facility from June 30, 2020.

During the period until closure, final batches of Lyme Western Blot for remaining customers will be produced, whilst simultaneously transferring non-Lyme product manufacturing to other Group facilities.  No provision has been reflected in the 2019 financial statements relating to the costs associated with closing this facility, terminating employment contracts, transferring assets to new locations in the Group. The Company recorded a provision of US$2.4 million in its income statement for Q1, 2020 to cover the related closure costs. This primarily includes the write-off of inventory and redundancy costs and is mainly non-cash in nature.

Covid-19 pandemic

Impact on Revenues

Subsequent to the balance sheet date, the Company’s revenues have been significantly impacted by the Covid-19 Pandemic with the greater impact being seen from April 2020 onwards. In particular, this resulted in significant reduction in:

•	Haemoglobins revenues – including both instrument and consumables revenues with the impact being greater on diabetes (A1c) rather than on haemoglobin variant revenues.

•	Autoimmune revenues – testing volumes were particularly impacted at our reference laboratory in Buffalo, New York but there were also lower product sales in all major markets.

•	HIV, Infectious Diseases and Clinical chemistry product sales.

However, there were increases in sales of our transport medium product (used to transport Covid-19 patient samples in a stable environment), respiratory tests for Legionnaire’s Disease and Strep Pneumoniae and of coronavirus-related antibodies sold by our life sciences supply business, Fitzgerald.

Covid-19 Expenditure Reduction Measures

 All of the company’s operations have remained open during the pandemic though at reduced levels of output in line with expected demand. However, in response to the expected reduction in revenues, the company undertook a number cost cutting measures which included the following:

•
The company furloughed a large percentage of its work forces in the USA, Ireland and Canada in April, 2020. Meanwhile, in Brazil and other locations, staff costs were also significantly reduced by means of pay cuts.

•	The elimination of virtually all travel costs and significant reductions in discretionary sales and marketing expenditure.

•
Availing of governmental supports.  This included the receipt of US$4.5 million of loans under the U.S. government’s Paycheck Protection Program (“PPP”).  Under the provisions of the PPP, these loans will be partially or totally forgiven, based on the extent to which a borrower’s workforce returns to normal levels in the eight-week period immediately following the loans being granted. Upon receipt of these loans, the Company ended the furloughing of all staff in the USA and therefore expects that a large percentage of these loans will be forgiven later in 2020, once the necessary verification has taken place.   In Ireland, the company also availed of economic support mechanisms being provided by the Irish Government though a significant level of furloughing continued into June, 2020, mainly due to the expected lower demand for HIV products for the African market.

Impact on Working Capital

Due to the measures implemented by the company in response to falling demand for products the Company’s cash position at May 31, 2020 was similar to that reported in the financial statements as at 31 December, 2019.  Furthermore, the Company has not seen any significant deterioration in the recoverability of its inventory and accounts receivables balances as at 31 December, 2019. Meanwhile, the company is continuing to pay its creditors.

Asset Impairment

The annual impairment test on the carrying value of goodwill and other assets was carried out as at December 31, 2019 – see note 14. In determining whether a potential asset impairment exists, a range of internal and external factors are considered. However, the impairment test only takes into account conditions existing at the end of the reporting period. COVID-19 began to impact the population of Wuhan, China in December 2019 and initially the outbreak was largely concentrated in China. It was declared to be a pandemic by the World Health Organization in March 2020. The Company’s impairment test as at December 31, 2019 therefore does not reflect the downturn in economic activity or the aforementioned impacts on the Company’s revenues and expenditure caused by the Covid-19 pandemic.

If the impairment test was reperformed using projections which take into account the aforementioned impacts on revenues and expenditure, the impairment loss as at December 31, 2019 for Primus Corp. and Immco Diagnostics would be higher by US$1.8 million and US$1.7 million respectively. The reason these two Cash Generating Units are the only units affected is that the other Cash Generating Units’ assets were already fully impaired, except Fitzgerald, as at December 31, 2019.